Annuity Investors(r) Variable Account B

of

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for

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The Commodore NavigatorSM	The Commodore Advantage(r)	The Commodore Independence(r)

December 31, 2001

Annual Report to Contract Owners

Table of Contents
Page
Letter from the President.	2
Tab
Portfolio Annual Reports

PBHG Insurance Series Fund, Inc.	I
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Dreyfus Portfolios	II
Dreyfus Variable Investment Fund
Appreciation Portfolio
Money Market Portfolio
Growth and Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

INVESCO	III
Equity Income Fund
High Yield Fund
Health Sciences Fund
Dynamics Fund
Financial Services Fund
Small Company Growth Fund

Deutsche Asset Management	IV
EAFE(r)Equity Index
Small Cap Index

Janus Aspen Series	V
Growth Portfolio
Aggressive Growth Portfolio
Capital Appreciation Portfolio
Balanced Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio

The Timothy Plan Small-Cap Variable	VI

The Universal Institutional Funds, Inc	VII
Mid Cap Value Portfolio
Value Portfolio
Fixed Income Portfolio
U.S. Real Estate Portfolio

Strong Investments	VIII
Strong Opportunity Fund II, Inc
Strong Variable Insurance Funds, Inc.
Strong Mid Cap Growth Fund II

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Dear Commodore® Variable Annuity Contract Owner:

Enclosed are the December 31, 2001 Annual Reports for each of the Portfolios in which the sub-accounts of Annuity Investors Variable Account B invest. The market continued to show volatility throughout 2001, with the tragic events of September 11, the Federal Reserve Board's official declaration in November that the U.S. economy was in recession, and the Enron debacle all having a negative effect. Despite these events, the market continued to fight back, and many economists feel the recession shows signs of lifting in the second half of 2002. Signs of a turnaround include the Federal Reserve's hinting in January at an end to the rate cuts that took place in 2001-eleven in total, dropping the overnight lending rate from 6.5% at the beginning of the year to 1.75% by year end. We encourage you to remember that your Commodore Variable Annuity Contract is designed as a long-term investment, and offers you a wide range of investment options to enable you to meet your investment needs.

For the period ending December 31, 2001, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, returned a loss of 13.04%, and the NYSE Composite Index returned a loss of 10.21%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 8.44% over the same period. The average annual total returns of the sub-accounts offered under your Contract for the period January 1, 2001 to June 30, 2001, are shown below.*

Janus Aspen Series - Aggressive Growth Portfolio	(40.29)%
Janus Aspen Series - Worldwide Growth Portfolio	(23.51)%
Janus Aspen Series - Balanced Portfolio	(5.99)%
Janus Aspen Series - Growth Portfolio	(25.78)%
Janus Aspen Series - International Growth Portfolio	(24.30)%
Janus Aspen Series - Capital Appreciation Portfolio	(22.76)%
Dreyfus VIF - Appreciation Portfolio	(10.57)%
Dreyfus VIF - Money Market Portfolio	1.83%
Dreyfus VIF - Growth and Income Portfolio	(7.15)%
Dreyfus VIF - Small Cap Portfolio	(7.42)%
The Dreyfus Socially Responsible Growth Fund, Inc.	(23.65)%
Dreyfus Stock Index Fund	(13.40)%
Strong Opportunity Fund II, Inc.	(5.04)%
Strong Variable Insurance Funds, Inc. - Strong Mid Cap Growth Fund II	(31.73)%
Deutsche Asset Management VIT Funds EAFE® Equity Index Fund	(25.73)%
Deutsche Asset Management VIT Funds Small Cap Index Fund	0.65%
INVESCO VIF - Equity Income Fund	(10.23)%
INVESCO VIF - High Yield Fund	(16.11)%
INVESCO VIF - Health Sciences Fund	(13.80)%
INVESCO VIF - Dynamics Fund	(32.09)%
INVESCO VIF - Financial Services Fund	(11.13)%
INVESCO VIF - Small Company Growth Fund	(19.67)%
The Universal Institutional Funds, Inc. - Mid Cap Value Portfolio	(4.49)%
The Universal Institutional Funds, Inc. - Value Portfolio	0.85%
The Universal Institutional Funds, Inc. - Fixed Income Portfolio	7.80%
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio	8.32%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(41.29)%
PBHG Insurance Series Fund - PBHG Large Cap Growth Portfolio	(29.28)%
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(52.98)%
PBHG Insurance Series Fund - PBHG Select Value Portfolio	0.31%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	6.45%
The Timothy Plan Small-Cap Variable Series	9.93%

*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/ Charles R. Scheper
----------------------------
Charles R. Scheper

President

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:

Registrant	1940 Act Number

Janus Aspen Series	811-7336
Growth Portfolio
Aggressive Growth Portfolio
Capital Appreciation Portfolio
Balanced Portfolio
International Growth Portfolio
Worldwide Growth Portfolio

Dreyfus Variable Investment Fund	811-5125
Appreciation Portfolio
Money Market Portfolio
Growth & Income
Small Cap Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.	811-7044

Dreyfus Stock Index Fund	811-5179

Strong Opportunity Fund II, Inc.	811-6552

Strong Variable Insurance Funds, Inc.	811-6553
Strong Mid Cap Growth Fund II

Deutsche Asset Management, VIT Funds	811-7507
Deutsche VIT EAFE® Equity Index Fund
Deutsche VIT Small Cap Index Fund
Deutsche VIT Equity 500 Index

INVESCO Variable Investment Funds, Inc.	811-8038
INVESCO VIF - Equity Income Fund
INVESCO VIF - High Yield Fund
INVESCO VIF - Health Sciences Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Small Company Growth Fund
INVESCO VIF - Total Return Fund

The Universal Institutional Funds, Inc.	811-7607
Mid Cap Value Portfolio
Value Portfolio
Fixed Income Portfolio
U.S. Real Estate Portfolio
Emerging Markets Equity

PBHG Insurance Series Fund	811-8009
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Select Value Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Technology & Communications Portfolio

The Timothy Plan Small-Cap Variable Series	811-8228

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company(R) and Annuity Investors(R) Variable Account B. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

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A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

3293	(2/02)